SUPPLEMENT TO THE CLASS R6 PROSPECTUS AND SUMMARY PROSPECTUS
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Mid Cap Value Fund (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.70%
1.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.73% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$72
3 Years	$224
5 Years	$390
10 Years	$871

January 10, 2024	SUP4662 01-24